Exhibit 32.2

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Comprehensive Care Corporation (the “Company”) on Form 10-K for the year ending December 31, 2011 as filed with the Securities and Exchange Commission on March 30, 2012 (the “Report”), Robert J. Landis, as Acting Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT J. LANDIS
Robert J. Landis
Acting Chief Financial Officer and Chief Accounting Officer
March 29, 2012